SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               SEPTEMBER 16, 1998

                          KONOVER PROPERTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


       MARYLAND                           001-11998                    56-1819372
(State or Other Jurisdiction        (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                              Identification No.)


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                        11000 REGENCY PARKWAY, SUITE 300
                           CARY, NORTH CAROLINA 27511
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (919) 462-8787


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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

     On September 16, 1998, Konover Properties, Inc. (the "Company") acquired a shopping center in Mobile, Alabama from Konover & Associates South, a privately held real estate development firm based in Boca Raton, Florida, and certain of its affiliates. The acquisition was made pursuant to the terms of the previously announced Master Agreement by and among the Company, KPT Properties, L.P.
(previously "FAC Properties, L.P."), Konover Management South Corp. and the other parties set forth therein dated June 30, 1998 (the "Master Agreement").
With the acquisition of Mobile Festival, the Company has now purchased five of the ten shopping centers to be acquired pursuant to the Master Agreement.
The following table sets forth certain information regarding the acquired properties.

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                                                Purchase               Percent
                                                  Price      Square   leased at      Acquisition     Form of
         Name                Location        (in millions)  Footage   9/30/98            Date       Ownership
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
South Cobb Festival      Smyrna, GA             $  0.5       81,000     100%            8/11/98     Long-term
                                                                                                    leasehold

Oakland Park Festival    Oakland Park, FL       $  5.4      132,242      83%            8/11/98        Fee

Food Lion Plaza          Petersburg, VA         $  2.1       50,280      97%            8/11/98        Fee

Lenoir Festival Centre   Lenoir, NC             $  7.8      144,239     100%            8/31/98        Fee

Mobile Festival Centre   Mobile, AL             $ 30.0      522,478      93%            9/16/98        Fee
                                                ------      -------     ----
     TOTAL OR AVERAGE                           $ 45.8      930,239      93%


     The aggregate purchase price for the five acquired shopping centers consisted of the assumption of $23.3 million of fixed-rate indebtedness, $20.0 million in cash and the issuance of 263,180 limited partnership interests ("Units") of KPT Properties, L.P. The source of the cash portion of the acquisition price was the Company's working capital. The purchase price for the acquisition was determined as a result of arms-length negotiation between the Company and the sellers, with the Units being valued at $9.50 per Unit.
All of the acquired properties are held directly or indirectly, by KPT Properties, L.P., the operating partnership through which the Company conducts substantially all of its operations.

     Mr. Simon Konover, chairman of the board of directors of the Company, and Fred Steinmark, an executive vice president, are affiliates of the sellers.

ITEM 7: FINANCIAL STATEMENTS.

    a)  Financial statements of businesses acquired.

        The financial statements and pro forma financial information required with regard to the




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        acquisitions reported under Item 2 will be filed by an amendment to this
        Form 8-K by November 30, 1998.

   b)   Pro forma financial information.

        See Item 7(a).

   c)   Exhibits

        10.1 Amended and Restated Master Agreement dated June 30, 1998 by and among FAC Realty Trust, Inc., FAC Properties L.P., Konover Management South Corp., and the other signatories to this Master Agreement contained therein (incorporated by reference to the Company's Quarterly Report on Form 10-Q for the period ending June 30, 1998).








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          KONOVER PROPERTY TRUST, INC.

Date: October 1, 1998         By: /s/ Sona A. Thorburn
                                  -------------------------------------------
                              Name: Sona A. Thorburn
                              Title: Vice President, Chief Accounting Officer





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